                                                                    EXHIBIT 10.8

                                      LEASE



LANDLORD:         WARREN TROY INVESTMENTS, a Michigan Co-Partnership

TENANT:           ASSET ACCEPTANCE CORPORATION, a Michigan Corporation







Dated for reference purpose as of:  June, 1999



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                                   ARTICLE A

                      DEFINED TERMS, EXHIBITS AND PREAMBLE


A-1. DEFINED TERMS. Each reference in this Lease to any of the terms described in this Article A shall mean and refer to the following: other terms are as defined in this Lease:

     (a)  LANDLORD: WARREN TROY INVESTMENTS, a Michigan Co-Partnership
                    21650 W. Eleven Mile Rd., Suite 200
                    Southfield, MI 48076

     (b)  TENANT:   ASSET ACCEPTANCE CORPORATION, a Michigan Corporation
                    Harper Ave.
                    St. Clair Shores, MI 48080

     (c)  LOCATION OF DEMISED PREMISES: (Address) 7027 Miller Rd.
                                                  Warren, MI

     (d)  APPROXIMATE SQUARE FOOTAGE OF DEMISED PREMISES: 22,500

     (e)  TERM:       Five (5) years. Three (3) months*(Expiring 8/31/04)


     (f)  FIXED RENT: $1,062,450 per total Rental Period.
                      Commencing 9/1/99

     (g)  RENT PER MONTH:   $16,563.00 (1st Year)     $17,970.00 (4th Year)

                            $17,031.00  (2nd Year)    $18,438.00  (5th Year)

                            $17,500.00  (3rd Year)    *June, 1999      -0- Rent
                                                       July, 1999      $4,143.00
                                                       August, 1999    $8,283.00

     (h)  SCHEDULED TERM COMMENCEMENT DATE: 6/1/99

     (i)  SECURITY DEPOSIT: $20,000.00

     (j)  LIABILITY INSURANCE LIMITS: $500,000/$1,000,000/$300,000

     (k)  LANDLORD'S ADDRESS: 21650 W. Eleven Mile Rd., Suite 200
                              Southfield, MI 48076

     (l)  TENANT'S ADDRESS:   23550 Harper Ave.
                              St. Clair Shores, MI 48080

     (m)  PERMITTED USES: Office



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A-2. EXHIBITS. The following Exhibits, and Riders, if any, are attached to this
Lease after the signatures and are incorporated herein by reference thereto.

         Legal description of Parcel. Land located in the City of Warren, County of Macomb and State of Michigan described as Lots 17, 18, and 19 Denton Industrial Subdivision, as recorded in Liber 78, Page 24 of Plats, Macomb County Records.

         Rider Nos. 1 through 1, inclusive.  (Option to Renew)

A-3. PREAMBLE. Landlord hereby leases to Tenant, and Tenant hereby leases and accepts from Landlord, that certain real property more particularly described in Exhibit A (the "Parcel") and the "Improvements," as hereinafter defined, (together the "Demised Premises") for the Term and upon the covenants and conditions hereinafter specified.

                                   ARTICLE B





                                   ARTICLE C

                              COMMENCEMENT OF TERM

         The Term of this Lease shall commence upon the execution of the Lease by Tenant and Landlord, but not later than June 18, 1999. Tenant shall pay -0-Rent for June, $4,143.00 monthly rent for July and $8,285.00 monthly rent for August, 1999.

C-1. DELAY OF POSSESSION. If Landlord shall be unable for any reason to give possession of the premises on the date of the commencement of the term hereof, Landlord shall not be subject to any liability for the failure to give possession on such date but the rent to be paid herein shall not commence until the premises are ready for occupancy by Tenant. No such failure to give possession on the date of the commencement of the term shall affect tile validity of this Lease or the obligations of Tenant hereunder. If permission is given to Tenant to enter into possession of tile premises, or to occupy premises, prior to the date specified as the commencement of the term of this Lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease.

C-2. COMMENCEMENT DATE. On the commencement date or within a reasonable time thereafter upon request by Landlord, Tenant shall execute a written instrument confirming the Commencement Date and the date on which the term shall end, and such other information as either Landlord or mortgagee of Leased property shall request.

C-3. ACCEPTANCE OF PREMISES. Landlord and Tenant acknowledge that Tenant is taking the Premises in "as is" condition. Tenant acknowledges that it has inspected the Premises and is satisfied with the physical condition there of apparent from said viewing. By accepting possession of the Premises, Tenant acknowledges that it is satisfied with the physical condition



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

of the Premises at the time of accepting possession. Tenant acknowledges that no representations or warranties concerning the condition of the Premises have been made by Landlord or any agent, officer or employee of Landlord, other than those expressed herein. Landlord shall have no obligations or responsibility to make any repairs, renovations or improvements to the Premises whatsoever.

                                    ARTICLE D

                                      RENT

D-1. FIXED RENT. Tenant shall pay the Fixed Rent (which includes taxes and insurance) to Landlord in advance upon the first day of each month of the Term, at Landlord's address or at such other place designated by Landlord in a notice to Tenant, without any prior demand therefore and without any deduction or set-off whatsoever. If the Term shall commence on a day other than the first day of a month or end on a day other than the last day of a month, then Tenant shall pay, upon the commencement date of the Term and the first day of the last month, a pro-rata portion of the Fixed Rent, prorated on a per diem basis, with respect to the portions of the month included in the Term.

D-2. ADDITIONAL RENT. Tenant shall pay to Landlord as additional rent under this Lease ("Additional Rent"), prorated on a monthly basis, (a) all amortization of the costs, including financing costs, for capital expenditures required by a governmental entity for energy conservation, life safety or other purposes; and
(b) all other charges required to be paid by Tenant to Landlord hereunder, including, without limitation, payments for taxes and assessments as defined in Section E-1, maintenance expenses, insurance and costs of repairs. Tenant shall pay Additional Rent upon written demand by Landlord. "Rent" shall mean Fixed Rent and Additional Rent.

                                   ARTICLE E

                              TAXES AND ASSESSMENTS

E-1. PAYMENT OF TAXES AND ASSESSMENTS. Tenant agrees to pay as additional rental all water rates, assessments. general or special, and other governmental levies and charges general and special, ordinary and extraordinary, and any increase in real estate taxes over and above $28,500.00 per tax year, and Tenant shall pay such tax increase within ten (10) days of Landlord forwarding or evidence of such tax increase to Tenant. Any property tax increase over $ 28,500.00 per tax year, and assessments for the first and last year of the original term or any extended terms as the case may tie shall be prorated between Landlord and Tenant so that the Tenant will be responsible for any such tax or assessment attributable to the period during which the Tenant has possession of the premises in the year in which the Lease is terminated. Proration shall be on the due date basis.

E-2. SUBSTITUTE TAX. In the event that during the term of this lease (i) the real property taxes levied or assessed against the real property shall be reduced or eliminated, whether the cause thereof is a judicial determination of unconstitutionality, a change in the nature of the taxes imposed, or otherwise, and (ii) there is levied, assessed or otherwise imposed upon the Landlord, in substitution for all or part of the tax thus reduced or eliminated, a tax (hereinafter called the



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

"Substitute Tax") which imposes a burden upon Landlord by reason of its ownership of the real property, then to the extent of such burdens the Substitute Tax shall be deemed a real estate tax and shall be paid by Tenant, or any increase over the base tax year of such Substitute Tax shall be paid by Tenant.

E-3. LANDLORD'S RIGHT. If any tax or assessment is not paid as required by this Article E, then, at its sole option, Landlord may, but shall not be required to, pay the same and shall be entitled to repayment by Tenant as Additional Rent.

E-4. CONTEST. Upon at least ten (10) days prior notice to Landlord, Tenant may in good faith contest, seek to abate or otherwise challenge any tax or assessment in either Tenant's name or Landlord's name, or both, and may take any and all action with respect thereto as it may deem necessary or advisable. Landlord shall not pay said tax or assessment or otherwise prejudice such contest and shall cooperate with Tenant and execute such papers as may from time to time be needed or desired by Tenant to bring, defend or facilitate such proceedings; provided, however, that any such action shall be at Tenant's own cost and expense and without cost or expense to the Landlord or the Demised Premises. No such action shall be taken or maintained by Tenant without Tenant's first delivering to Landlord an indemnity agreement from a solvent licensed surety company, in an appropriate sum, guaranteeing to hold Landlord and the Demised Premises free and harmless from loss, cost, expense or liability in connection with or arising out of any such action. All refunds and abatements, net of any costs or expenses incurred by Landlord in connection therewith, shall belong to Tenant to the extent Tenant has paid such tax or assessment.

E-5. PERSONAL PROPERTY TAXES. Tenant shall pay or cause to be paid, prior to delinquency, any and all taxes and assessments levied upon all trade fixtures, inventories and other personal property placed in and upon the Demised Premises by Tenant.

                                   ARTICLE F

                             INSURANCE AND INDEMNITY

                      FIRE INSURANCE AND EXTENDED COVERAGE

F-1. COVERAGE. Landlord and Tenant agree that Landlord shall obtain insurance during the term of the Lease and any extension thereof in order to keep the building and all other improvements to the Demised Premises insure; for the full replacement cost thereof, as determined by Landlord against loss by fire with standard extended risk coverage, excess liability coverage, vandalism and malicious mischief and business interruption insurance to provide rental income irrespective of any casualty or loss in an amount adequate to cover the obligations of Tenant under the Lease. Such insurance carried by Landlord shall have a $1,000.00 deductible clause and Tenant shall self insure to the extent of said $1,000.00.

F-2. COST OF POLICY. Tenant shall be obligated to reimburse Landlord when a total of all such insurance costs incurred by Landlord exceeds $1,500.00 per year, and prorated if necessary for the first and last yea of the original term or any extended term. Tenant shall pay the increase over $1,500.00 of invoiced amount to Landlord within ten (10) days of Lessor furnishing notice to Lessee.



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

F-3. TENANT'S LIABILITY INSURANCE. Tenant agrees that it will obtain, at or prior to the commencement of the Lease Term and maintain at all times thereafter until the termination of this Lease, for the mutual benefit of Landlord, Landlord's mortgagee, and of Tenants, and naming Landlord and Landlord's mortgagee as insured parties, general public liability insurance including blanket contractual coverage against claims for or arising out of personal injury, death or property damage, occurring in, on, or about the Demised Premises or property in, on, or about the streets, sidewalks or premises adjacent to the Demised Premises, such insurance to afford protection to the limit at the beginning of the term of not less than $500,000.00 Dollars with respect to injury or death of a single person, and to the limit of not less than $1,000,000.00 Dollars with respect to any one occurrence, and to the limit of not less than $300,000.00 Dollars with respect to any one occurrence of property damage and thereafter in such changed amounts as the Landlord may reasonably require. Tenant shall furnish evidence suitable to Lessor that such insurance policy or policies are in force at or prior to the commencement of the original term of the Lease and shall continue to provide Landlord with such evidence with respect to such policies as are from time to time in force until die termination of this Lease. Such policy or policies shall provide for thirty (30) days prior written notice to Landlord or cancellation.

F-4. TENANT'S PROPERTY INSURANCE. Tenant shall assume the risk of damage to any fixtures, goods, inventory, merchandise, equipment, furniture and Tenant's leasehold improvements, and Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom relative to such damage. Tenant shall maintain the following coverage with respect to such items during the Term of this Lease.

         (a) Against fire, extended coverage, vandalism, malicious mischief and all risks, upon property of every description and kind owned by Tenant and located within the Demised Premises or for which Tenant is legally liable, or installed by or on behalf of Tenant, including, without limitation, furniture, fittings, installations, including Tenant improvements and betterment, fixtures and any other personal property, in an amount not less than ninety percent (90%) of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or Landlord's first mortgagee shall be conclusive;

         (b) Broad form boiler and machinery insurance on a blanket repair and replacement basis with limits per accident not less than the replacement cost of all Tenant's leasehold improvements and of all boilers, pressure vessels, air-conditioning equipment, miscellaneous electrical apparatus and all other insurable objects owned or operated by the Tenant or by others (other than Landlord) on behalf of Tenant in the Demised Premises, or relating to or serving the Demised Premises;

         (c) Loss of income and extra expense insurance in such amounts as will reimburse Tenant for direct and indirect loss of earnings attributable to all perils commonly insured against by prudent Tenants or attributable to prevention of access to the Demised Premises as a result of such perils; and

         (d) Worker's compensation insurance covering all Tenant's employees working in the Demised Premises.



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F-5. TENANT'S INSURANCE CERTIFICATES. Tenant shall furnish to Landlord, upon the date of commencement of the Term of this Lease and thereafter within thirty (30) days prior to the expiration of each such policy, a certificate of insurance issued by the insurance carrier of each policy of insurance carried by Tenant pursuant hereto. Said certificates shall) expressly provide that such policies shall not be cancelable or subject to reduction of coverage or otherwise be subject to modification except after thirty (30) days prior written notice by registered mail to the parties named as insureds in this Section F-5. Landlord, its successors and assigns, and any entities holding any interest in the Demised Premises, including, without limitation, any ground lessor and the bolder of any fee or leasehold mortgage, shall be named as insureds under each such policy of insurance except worker's compensation insurance, maintained by Tenant pursuant to this Lease.

F-6. TENANT'S FAILURE. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for any loss or cost resulting from said failure. This Section F-6 shall not be deemed to be a waiver of any of Landlord's rights and remedies under any other provision of this Lease.

F-7. WAIVER OF SUBROGATION. All insurance as required by either party, shall include provisions denying to the insurer acquisition by subrogation of rights of recovery against the other party to the extent the rights have been waived by the insured prior to occurrence of loss or injury. The other party shall be entitled to have certificates of the policies containing either provisions. Tenant shall not acquire as an insured under any insurance on the Building, or as a payee of any such insurance proceeds, any right to participate in the adjustment of loss or to receive the proceeds. Each party, notwithstanding any provisions of this Lease to the contrary, waives any rights or recovery against the other for loss or injury against which the waiving party is protected by insurance containing provisions denying to the insurer acquisition of rights by subrogation.

F-8. INDEMNIFICATION OF LANDLORD. Tenant shall indemnify and hold Landlord and the Demised Premises harmless from and against (a) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of any injury to any person or persons or any damage to any property as a result of any accident or other occurrence during the Term of this Lease occasioned by any act or omission of the Tenant, its officers, employees, agents, servants, subtenants, concessionaires, licensees, contractors, invitees or permittees, or arising frog or growing out of the rue, maintenance, occupation or operation of the Demised Premises during the Term of this Lease; and (b) from and against all legal costs and charges, including reasonable attorneys' fees, incurred with respect to any of such matters mind the defense of any action out of the same or in discharging the Demised Premises or any part thereof from any and all liens, charges or judgments which may accrue or be placed thereon by reasons of any act or omission of the Tenant; provided, however, that Tenant shall not be required to indemnify Landlord for any damage or injury of any kind arising as the result of Landlord's willful acts or those of its agent or employees.

F-9. DISTRIBUTION OF AWARD. In the event of damage to or destruction of the Demised Premises entitling Landlord to terminate this Lease pursuant to Article K hereinbelow, and if Landlord terminates this Lease, Tenant will immediately pay to Landlord all of its insurance proceeds, if any, relating to Tenant's leasehold improvements and alterations (but not to Tenant's trade fixtures, equipment, furniture or other personal property of Tenant) installed at Landlord's



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expense in the Demised Premises, or the portion of the insurance proceeds, if any, relating to the amortized portion, amortized on a straight line basis. over the Lease Term, of Tenant's leasehold improvements and alterations if not installed at Landlord's expense.

                                   ARTICLE G

                      REPAIRS, MAINTENANCE AND ALTERATIONS

G-1. TENANT REPAIRS AND MAINTENANCE. Landlord shall put in proper running condition all HVAC equipment and make any repairs during the first 90 days of the Lease, beginning September 1, 1999. Tenant shall, at Tenant's sole cost and expense, keep, maintain, replace, and repair the Demised Premises including without limitation, all floors, subfloors, floor coverings, windows, ceilings, roofs (interior), walls (interior), fixtures, doors, electrical and lighting equipment, plumbing, beating, air-conditioning (Tenant shall procure and maintain, at Tenant's expense, an air-conditioning maintenance contract, a copy of which shall be delivered to Landlord, which shall call for a minimum of two service inspections per year, in the Spring and Fall, and changing all filters four times per year), ventilating systems, driveways, walkways, parking lots, loading areas, fences, signs, lawns and landscaping (including, but not limited to watering, and also fertilizing lawns and trees at a minimum of four times per year, maintaining and replacing when necessary any shrubbery or other landscaping provided by Landlord) in all respects in good repair. Tenant shall, at Tenant's own expense, immediately replace all glass in the Demised Premises that may be broken during the Term with glass at least equal to the specification and quality of the glass so replaced. Notwithstanding the foregoing, Landlord shall have the option at any time without cause to assume any or all of the foregoing maintenance and repair responsibilities and to require Tenant to reimburse Landlord, as Additional Rent, for the cost of all such services, together with an accounting and management services fee of ten percent (10%) of the cost of such repair or services.

G-2. LANDLORD'S RIGHTS. If Tenant fails to perform Tenant's obligations under Section G-1, or under any other provision of this Lease or, if Landlord otherwise deems it reasonably necessary to do so, Landlord shall have the option to enter. upon the Demised Premises after ten (10) days prior written notice to Tenant, or in the case of an emergency immediately without prior notice, in order to perform such obligations on Tenant's behalf and put the Demised Premises in good order, condition, and repair. The cost of such performance by Landlord together with interest thereon at the maximum rate then allowable by law shall become due and payable as Additional Rent to Landlord.

G-3. LANDLORD'S OBLIGATIONS. Except for the obligations of Landlord under Article K (Damage or Destruction) and Article L (Eminent Domain), it is intended by the parties to this Lease that Landlord has no obligation whatsoever to repair and maintain the Demised Premises nor the equipment therein, whether structural or nonstructural, all of which obligations are intended to be those of the Tenant under Section G-1 except roof and four outer walls. Tenant expressly waives the benefit of any statute or regulation which would otherwise afford Tenant the right to make repairs Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Demised Premises in good order, condition and repair. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Demised



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Premises. Tenant waives any right to make repairs at the expense of Landlord under any law, statute or ordinance now or hereafter in effect.

G-4. ALTERATIONS.

         (a) INSTALLATION AND REMOVAL. Tenant shall not, without Landlord's prior written consent, make any alterations, improvements or additions, including lighting fixtures, space beaters, air-conditioning, electrical equipment, power panels, plumbing, carpeting, window covering, air lines and fencing or change the exterior paint or type of exterior materials (collectively "Alterations"), in, on or about the Demised Premises. In no event shall Tenant be entitled to penetrate the exterior of the Building or roof with respect to any alteration without Landlord's prior written approval. Landlord may require that Tenant remove any or all of said Alterations at the expiration of the Term and restore the Demised Premises to their prior condition. Should Tenant make any Alterations without the prior approval of Landlord, Landlord may require that Tenant remove any or all of the same.

         (b) PLANS AND PERMITS. Any Alterations in or about the Demised Premises that Tenant shall desire to make and which require the consent of the Landlord shall be presented to the Landlord in written form, with proposed detailed plans. If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant's acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work and the compliance by Tenant of all conditions of said permit in a prompt and expeditious manner. In considering whether or not to issue Landlord's prior written consent to any Alteration, Landlord shall have the right to require Tenant to take all seasonable necessary steps to avoid potential mechanics or materialmen's liens, including requiring Tenant to obtain a payment or performance bond, requiring that Tenant use only creditworthy subcontractors, requiring that Tenant obtain lien releases during the progress of construction and requiring that Tenant hold back a percentage of the cost of construction until lien free completion has occurred. Tenant shall reimburse to Landlord, on demand, Landlord's reasonable costs of review and approval of such plans and permits, including any out-of-pocket costs incurred by Landlord for any third party services contracted for by Landlord to assist Landlord in connection with its work of review and approval.

         (c) EXPIRATION OF TERM. Unless Landlord requires their removal, as set forth in Subsection G-4(a), all Alterations which may be made on the Demised Premises shall become the property of Landlord and remain upon tend be surrendered with the Demised Premises at the expiration of the Term. Notwithstanding the provisions of this Subsection G-4(c), Tenant's machinery and equipment, other than that which is affixed to the Demised Premises so that it cannot be removed without material damage to the Demised Premises, shall remain the property, of the Tenant and may be removed by Tenant.

*Landlord shall put in proper running condition all HVAC equipment and make an repairs during the first 90 days of the Lease, beginning in September 1, 1999.

G-5. WORKMANLIKE QUALITY. All repairs, alterations, additions, and restoration by Landlord or Tenant hereinafter required or permitted shall be done in a good and workmanlike manner and in



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compliance with all applicable laws and lawful ordinances, bylaws, regulations and orders of governmental authority and of the insurers of the Building.

G-6. LIENS. Tenant shall promptly pay and discharge all claims for services, supplies, labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Demised Premises, which claims tie or may be secured by any mechanics' or materialmen's lieu against the Demised Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any work in the Demised Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Demised Premises as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim, or demand, then Tenant shall, at its sole expense, defend itself and Landlord against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Demised Premises, upon the condition that if Landlord shall require Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien, claim or demand indemnifying Landlord against liability for the same and holding the Demised Premises free from the effect of such lien or claim. If any such lien is filed, Landlord may, but shall not be required to, take such action or pay such amount as may be necessary to remove such lien; and Tenant shall pay Landlord as Additional Rent any such amounts expended by Landlord together with interest thereon at the highest legal rate from the date of expenditure.

G-7. SURRENDER. On the last day of the Term hereof, or on any sooner termination, Tenant shall surrender the Demised Premises to Landlord in the same condition as when received, broom clean, carpets steam cleaned, ordinary wear and tear excepted. Tenant shall repair any damage to the Demised Premises occasioned by the removal of Tenant's trade fixtures, furnishings and equipment as more particularly provided in Article H hereinbelow, which repair shall include the patching and filling of holes within the Demised Premises, repair of structural damage, resurfacing of the parking areas if the parking areas require the filling of holes or the patching of broken-up material, and the repair of the roof surface including resurfacing if deemed reasonably necessary by Landlord after inspection of the roof. All penetrations of the roof shall be resealed and water-tight. In no event may Tenant remove from Demised Premises any mechanical or electrical systems, including beating or ventilating, air lines, power panels, electrical distribution system, lighting fixtures, space beaters, air-conditioning, plumbing, window shades, blinds or drapes, unless Landlord specifically permits such removal in writing.

                                   ARTICLE H

                     TENANT'S FIXTURES AND PERSONAL PROPERTY

Except as may be otherwise provided in Section G-4 above, Tenant, at Tenant's sole cost and expose, may install any necessary trade fixtures, equipment and furniture in the Improvements, provided that such items are installed and removable without damage to the structure of the Building. Landlord reserves the right to approve or disapprove of curtains, draperies, shades, paint, wallpaper, or other interior improvements on wholly aesthetic grounds. Such improvements must be submitted for Landlord's written approval prior to installation, or Landlord may remove or replace such items at Tenant's sole expense. Said trade fixtures, equipment, and furniture shall remain Tenant's property and shall be removed by Tenant upon



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

expiration of the Term, or earlier termination of this Lease. Upon Landlord's prior written approval, Tenant may make structural alterations and may also install temporary improvements in the Improvements, provided that such temporary improvements are installed and are removable without damage to the structure of the Building. Such temporary improvements shall remain the property of Tenant and shall be removed by Tenant upon expiration of the Term, or earlier termination of this Lease, unless Tenant is then in default hereunder in which event Landlord hereby is granted a security interest in such property of Tenant to secure the performance of Tenant's obligations hereunder. Tenant sill repair, at its sole expense, all damage caused by the installation or removal of trade fixtures, equipment, furniture or temporary improvements. If Tenant fails to remove the foregoing items on termination of this Lease, Landlord may keep and use them or remove any or all of them and cause them to be stored or sold in accordance with applicable law. Landlord may require Tenant to execute on demand any reasonable security agreement or UCC-I form to evidence said security interest.

                                   ARTICLE I

                               UTILITIES AND EASE

I-1. UTILITIES. Tenant shall be solely responsible for and pro pay all charges for beat, water, gas, electricity, sewage disposal, telephone, and any other utilities used or consume n the Demised Premises. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, unless grossly negligent nor shall any such interruption or curtailment constitute a constructive eviction or grounds for rental abatement in whole or in part hereunder.

I-2. EASEMENTS. Landlord reserves the right to grant easements on the Parcel, make boundary adjustments to the Parcel and dedicate for public use portions of the parcel without Tenant's consent provided that no such grant or dedication shall interfere with Tenant's use of the Demised Premises or otherwise cause Tenant to incur cost or expense. From time to time upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord in accordance with Landlord's instructions any and all documents or instruments necessary to effect Tenant's covenants herein.

                                   ARTICLE J

                                 USE OF PREMISES

J-1. GENERAL. The Demised Premises shall be used for the uses consistent with the Declaration of Covenants and Restrictions and any supplement thereto. Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of the Declaration of Covenants and Restrictions, municipal, county, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the Demised Premises shall not permit outside storage, fences, heavy machinery of a pounding or vibrating nature, or dumping of waste or refuse nor permit any harmful materials to be placed in any drainage system or sanitary system, and shall secure all necessary permits for the use of the Demised Premises and shall faithfully observe, in the use of the Demised Premises, all municipal and county ordinances and state and federal statutes now in force, or which may hereafter be in force. Tenant shall obtain, at its expense, any required certificate of occupancy with respect to its use of the Demised Premises within thirty (30) days from the commencement of the Term hereof and shall deliver a copy thereof to Landlord within said thirty (30) day period. Tenant in its use and occupancy of the Demised Premises shall not commit waste, nor overload the walls, ceilings, roof, floors or structure, nor subject the Demised Premises to -any use which would tend to damage any portion thereof, nor permit any nuisance therein or thereupon such as offensive sound, light, or odor.

J-2. HAZARDOUS WASTE.

         (a) Tenant shall not spill, introduce, discharge or bury any toxic chemical, substance or contaminant of any kind in, on, or under the Premises or any portion thereof, or permit the discharge thereof into the sanitary or storm sewer or water systems serving the Premises, or into any municipal or other governmental water system or storm and/or sanitary sewer system without first obtaining the written consent of Landlord (which may be withheld in Landlord's sole and absolute discretion), and in any event without first obtaining the written license, permit or other approval of all governmental agencies having jurisdiction thereover. In any event, Tenant shall employ all safeguards and procedures necessary or appropriate to protect such systems from contamination. Tenant shall be solely responsible, at its expense, for the control and proper handling of any toxic chemicals or other substances used or stored on the Premises in connection with Tenant's business conducted therein. Tenant shall undertake, at its expense, any necessary and/or appropriate clean-up process in connection with any breach of the foregoing covenant, and without limiting Tenant's other indemnity or insurance obligations under this Lease, Tenant shall indemnify and hold harmless Landlord from and against all liability, whether direct, indirect, consequential or otherwise, arising from any incident or occurrence on or about the Premises attributable in whole or in part to Tenant and pertaining to tonics. The obligation of Tenant under this paragraph, including expressly but without limitation the foregoing indemnity, shall survive the expiration or earlier termination of this Lease, anything to the contrary contained herein notwithstanding.

         (b) For purposes of this Section 1-2 and the indemnification herein provided, "Hazardous Materials" includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq. the Hazardous Materials Transportation Act as amended (49 U.S.C. Section 1801 et seq. and in the regulations adopted and publications promulgated pursuant thereto, and any other present or future federal, state or local and governmental law, ordinance, rule or regulations.

J-3. SIGNS. Any sign placed or erected by Tenant on the Demised Premises, except in the interior of the Improvements, shall contain only Tenant's name or the name of any affiliate of Tenant actually occupying the Demised Premises, and no advertising matter. No such sign shall be erected until Tenant has obtained Landlord's written approval of the location, material, size, design, and content thereof and any necessary permit therefor. Tenant shall remove any such sign upon termination of this Lease and shall return the Demised Premises to their condition prior to the placement or erection of said sign.

                                   ARTICLE K

                        DAMAGE BY FIRE OR OTHER CASUALTY

K-1. FIRE DAMAGE. It is understood and agreed that if the premises hereby Leased be damaged or destroyed in whole or in part by fire or other casualty during the term hereof, the Landlord will repair and restore the same to good tenantable condition with reasonable dispatch after receipt by Landlord of insurance proceeds, and that the rent herein provided for shall abate entirely in case the entire premises are untenantable and pro rata for the portion rendered untenantable, in case a part only is untenantable, until the same shall be restored to a tenantable condition; provided, however, that if the Tenant shall fail to adjust his own insurance or to remove his damaged goods, wares, equipment or property within a reasonable time, and as a result thereof the repairing and restoration is delayed, there shall be no abatement of rental during the period of such resulting delay, and provided further that there shall be no abatement of rental if such fire or other cause damaging or destroying the lease premises shall result from the negligence or willful act of the Tenant, his agents or employees, and provided further that if the Tenant shall use any part of the leased premises for storage during the period of repair a reasonable charge shall be made therefor against the Tenant, and provided further that in case the lease premises, or the building of which they are a part, shall be destroyed to the extent of more than one-half of the value thereof, the Landlord may, at his option, terminate this Lease forthwith by a written notice to the Tenant.

                                   ARTICLE L

                                 EMINENT DOMAIN

L-1. TAKING OF BUILDING. In the event, during the term of this Lease, proceedings shall be instituted under the power of eminent domain which shall result in the taking of any part of the building on the leased premises, or the taking of a portion of the parking area if the dumber of spaces is thereby reduced to such an extent that Tenants business is significantly and adversely affected, and which shall result in an eviction total or partial of the Tenant therefrom then at the time of such eviction, this Lease shall be void and the term above demised shall cease and terminate; and if Tenant shall thereafter continue possession of the premises or any part thereof, it shall be a lease from month to month and for no longer term, anything in this instrument to the contrary notwithstanding. If there is only a partial taking, not including a portion of the building or reducing parking to the extent described in the previous sentence, the Landlord shall restore the premises to the extent necessary to permit Tenant to continue its use of the premises. Provided, further, that the whole of any award for any portion of the leased premises taken by reason of said condemnation proceedings shall be solely the property of and payable to the Landlord; and provided further, that the whole of any award for removal and relocation expenses in any such condemnation proceedings shall be the sole property of, and be payable to the Tenant. It is further agreed that in any such condemnation proceedings the Landlord and Tenant shall each seek its own award and at its own expense.

                                   ARTICLE M

                            BANKRUPTCY OR INSOLVENCY

M-1. CONDITIONS TO THE ASSUMPTION AND ASSIGNMENT OF THIS LEASE UNDER CHAPTER 7 OF THE BANKRUPTCY CODE. In the event that Tenant shall become a Debtor under Chapter 7 of the Bankruptcy Code, and the Trustee or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may only be made if all of the terms and conditions of M-3 and M-4, hereof are satisfied. If such Trustee shall fail to elect to assume this Lease within sixty (60) days after the filing of the Petition, this Lease shall be deemed to have been rejected. Landlord shall be thereupon immediately entitled to possession of the Demised Premises without further obligation to Tenant or the Trustee, and this Lease shall be canceled, but Landlord's right to be compensated for damages in such liquidation proceedings shall survive.

M-2. CONDITIONS TO THE ASSUMPTION OF THIS LEASE IN BANKRUPTCY PROCEEDINGS. In the event that a Petition for reorganization or adjustment of debts is filed concerning Tenant under Chapter 11 or 13 of the Bankruptcy Code, or a proceeding is filed under Chapter 7 of the Bankruptcy Code and is transferred to Chapter 11 or 13, the Trustee or Tenant, as Debtor-In-Possession, must elect to assume this Lease within one hundred twenty (120) days from the date of the filing of the Petition under Chapter 11 or 13, or the Trustee or Debtor-In-Possession shall be deemed to have rejected this Lease. No election by the Trustee or Debtor-In-Possession to assume this Lease, whether under Chapter 7, 11 or 13, shall be effective unless each of the following conditions, which Landlord and Tenant acknowledge are commercially reasonable in the context of a bankruptcy proceeding of Tenant, have been satisfied, and Landlord has so acknowledged in writing.

         (1) The Trustee or the Debtor-In-Possession has cured, or has provided Landlord adequate assurance (as defined below) that:

                  (a) Within ten (10) days from the date of such assumption, the Trustee will cure all monetary defaults under this Lease; and

                  (b) Within thirty (30) days from the date of such assumption, the Trustee will cure all nonmonetary defaults under this Lease.

         (2) The Trustee or the Debtor-In-Possession has compensated, or has provided to Landlord adequate assurance (as defined below) that within ten (10) days from the date of assumption Landlord will be compensated for any pecuniary loss incurred by Landlord arising from the default of Tenant, the Trustee, or the Debtor-In-Possession as recited in Landlord's written statement of pecuniary loss sent to the Trustee or Debtor-In-Possession.

         (3) The Trustee or the Debtor-In-Possession has provided Landlord with adequate assurance of the future performance of each of Tenant's, the Trustee's or Debtor-In-Possession's obligations under this Lease; provided, however, that:

                  (a) The Trustee or Debtor-In-Possession shall also deposit with Landlord, as security for the timely payment of rent, an amount equal to three (3) months rent; and

                  (b) The obligations imposed upon the Trustee or Debtor-In-Possession shall continue with respect to Tenant or any assignee of (his Lease after the completion of bankruptcy proceedings.

For the purpose of this Section M-2, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance" shall mean:

         (1) The Trustee or the Debtor-In-Possession has and will continue to have sufficient Unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Debtor-In-Possession will have sufficient funds to fulfill the obligations of Tenant under this Lease.

         (2) The Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and/or the Trustee or Debtor-In-Possession shall have granted a valid and perfected first lien and security interest and/or mortgage is property of Tenant, the Trustee or Debtor-In-Possession, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Debtor-In-Possession to cure the monetary and/or nonmonetary defaults under this Lease within the time periods set forth above.

M-3. LANDLORD'S OPTION TO TERMINATE UPON SUBSEQUENT BANKRUPTCY PROCEEDINGS OF TENANT. In the event that this Lease is assumed by a Trustee appointed for Tenant or by Tenant as Debtor-In-Possession under the provisions of Section M-2 hereof and thereafter Tenant is liquidated or files a subsequent Petition for reorganization or adjustment of debts under Chapter 11 or 13 of the Bankruptcy Code, then, and in either of such events, Landlord may, at its option, terminate this (.ease and all rights of Tenant hereunder, by giving Tenant written notice of its election to so terminate, within thirty (30) days after the occurrence of either of such events.

M-4. CONDITIONS TO THE ASSIGNMENT OF THIS LEASE IN BANKRUPTCY PROCEEDINGS. If the Trustee or Debtor-In-Possession has assumed this Lease pursuant to the terms and provisions of Sections M-1 and M-2 hereof, for the purpose of assigning (or elects to assign) Tenant's interest under this Lease or the estate created thereby, to any other person, suck interest or estate may be so assigned only if Landlord shall acknowledge in writing that the intended assignee has provided adequate assurance as defined in this Section M-4 of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant.

For purposes of this Section M-1, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at minimum "adequate assurance of future performance" shall mean that each of the following conditions have been satisfied, and Landlord has so acknowledged in writing:

         (a) The assignee has submitted a current financial statement audited by a Certified Public Accountant which shows a net worth and working capital in amounts determined to be sufficient by Landlord to assure the future performance by such assignee of Tenant's obligations under this Lease.

         (b) The assignee, if requested by Landlord, shall have obtained guarantees in form and substance satisfactory to Landlord from one or more persons who satisfy Landlord's standards of creditworthiness.

         (c) The Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound to permit Landlord to consent such assignment.

M-5. USE AND OCCUPANCY CHARGES. When, pursuant to the Bankruptcy Code, the Trustee or Debtor-In-Possession shall be obligated to pay reasonable use and occupancy charges for the use of the Demised Premises or any portion thereof, such charges shall not be less than the minimum rent as defined in this Lease and other monetary obligations of Tenant for the payment of maintenance, real estate taxes, insurance and similar charges.

M-6. TENANT'S INTEREST NOT TRANSFERABLE BY VIRTUE OF STATE INSOLVENCY LAW WITHOUT LANDLORDS CONSENT. Neither Tenant's interest in this Lease, nor any lesser interest of Tenant herein, nor any estate of Tenant hereby created, shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person unless Landlord shall consent to such transfer in writing. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to have waived nor shall it waive the need to obtain Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

M-7. LANDLORD'S OPTION TO TERMINATE UPON INSOLVENCY OF TENANT OR GUARANTOR UNDER STATE LAW OR UPON INSOLVENCY OF GUARANTOR UNDER FEDERAL BANKRUPTCY CODE. In the event the estate of Tenant created hereby shall be taken in execution or by the process of law, or if any Tenant or Tenant's Guarantor shall be adjudicated insolvent pursuant to the provisions of any present or future insolvency law under state law, or if any proceedings are filed by or against the Guarantor under the Bankruptcy Code, or any similar provisions of any future federal bankruptcy law, or if a Receiver or Trustee of the property of Tenant, or the Guarantor shall be appointed under state law by reason of Tenant's or the Guarantor's insolvency or inability to pay its debts as they become due or otherwise, or if any assignment shall be made of Tenant's or the Guarantor's property for the benefit of creditors under state law; then and in such event Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder by giving Tenant written notice of the election to so terminate within thirty (30) days after occurrence of such event.

                                   ARTICLE N

                                DEFAULT OF TENANT

N-1. RIGHT TO RE-ENTER. In the event of any failure of Tenant to pay any rental due hereunder within ten (10) days after the same shall be due, or any failure to perform any other of the terms, conditions or covenants of this Leas* to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been mailed to Tenant, or if Tenant or guarantor shall become bankrupt or insolvent, or file any debtor proceedings, or take or have taken against Tenant or guarantor to any court pursuant to any statute either of the United States or any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver of trustee of all or a portion of Tenant's or guarantor's property, or if Tenant or guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Tenant shall abandon the Demised Premises, or suffer this Lease to be taken under any writ of execution, then Landlord, besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or become liable for any loss or damage which may be occasioned thereby.

N-2. RIGHT TO RELET. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Demised Premises, and relet said premises or any part thereof, for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable; upon each such reletting all rentals received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness, other than rent due hereunder from Tenant, to Landlord; second to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs; third to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, or if Landlord does not relet the Demised Premises, Tenant shall pay any such rental deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant or unless the termination thereof be determined by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Demised Premises, reasonable attorney fees incidental thereto and including the work at the time of such termination of the excess, if any, of the amount of the rent and charges equivalent to the rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable by Tenant hereunder.

N-3. CURING OF TENANT'S DEFAULT BY LANDLORD. Notwithstanding anything herein contained to the contrary, if Tenant shall be in default in the performance of any of the terms or provisions of this Lease and if Landlord shall give to Tenant notice in writing of such default, and if Tenant shall fail to cure such default within the time provided under Section N-1 hereof, or immediately, if such default requires emergency action, Landlord may, in addition to its other legal and equitable remedies, cure such default for the account of and at the cost and expense of Tenant and the sums so expended by Landlord shall be deemed to be additional rent and shall be paid by Tenant on the day when rent shall next become due and payable.

                                   ARTICLE O

                            ASSIGNMENT AND SUBLETTING

O-1. PROHIBITION. Tenant shall not assign, mortgage, pledge or otherwise transfer this Lease, in whole or in part, nor sublet or permit occupancy by any party other than Tenant of all or any part of the Demised Premises, without the prior written consent of Landlord in each instance. Any purported assignment or subletting contrary to the provisions hereof without consent shall be void. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. As Additional Rent hereunder, Tenant shall reimburse landlord for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting.

O-2. LANDLORD'S OPTION.

         (a) SUBLESSEE OR ASSIGNEE DATA. In connection with any proposed assignment or sublease, Tenant shall submit to Landlord in writing (i) the name of the proposed assignee or sublessee; (ii) such information as to its financial responsibility and standing as Landlord may reasonably require; and (iii) all of the terms and conditions upon which the proposed assignment or subletting is to he made. Landlord shall have an option to cancel and terminate this Lease, if the request is to assign the Lease or to sublet all of the Demised Premises; or, if the request is to sublet a portion of the Demised Premises only to cancel and terminate this Lease with respect to such portion. Landlord may exercise said option in writing within thirty (30) days after its receipt from Tenant of such request, and in each case such cancellation or termination shall occur as of the date set forth in Landlord's notice of exercise of such option, which shall be not less than sixty (60) nor more than one hundred twenty (120) days following the giving of such notice.

         (b) CANCELLATION. If Landlord shall exercise its option, Tenant shall surrender possession of the entire Demised Premises, or the portion thereof which is the subject of the option, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Demised Premises at the expiration of the Term. If this Lease is canceled as to a portion of the Demised Premises only, the Fixed Rate after the date of cancellation than be reduced as reasonably determined by Landlord.

         (c) NONCANCELLATION. If Landlord does not exercise its option to cancel this Lease pursuant to the foregoing provisions, Landlord may withhold its consent to such assignment or subletting, as long as the withholding is not done unreasonably.

         (d) ASSUMPTION. No assignment shall be binding upon Landlord, any ground lessor or any mortgagee, unless Tenant shall deliver to Landlord an assignment in recordable form which contains an assumption by the assignee, but the failure or refusal of the assignee to execute such instrument or assumption shall not release or discharge assignee from liability as Tenant hereunder, provided that the terms and provisions of the assignment or subletting shall specifically make applicable to the assignee or sublessee all of the provisions of this Lease.

         (e) INDUCEMENT. Tenant understands and acknowledges that the option to terminate this Lease rather than approve the assignment thereof, or the subletting of all or a portion of the

Demised Premises, as provided in this Section 0-2, is a material inducement for Landlord's agreeing to lease the Demised Premises to Tenant upon the terms and conditions herein set forth.

O-3. EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION. If for any sublease or assignment, Tenant receives rent or other consideration (to include cash payment for assignment, etc.), either initially or over the term of the sublease or assignment, in excess of the Rent called for hereunder, or in the case of the sublease of a portion of the Demised Premises, in excess of such Rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord, as Additional Rent hereunder, the excess of such payment of rent or other consideration received by Tenant promptly after its receipt.

O-4. SCOPE. The prohibition against assigning or subletting contained in this
Article 0 shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease be assigned, or if the underlying beneficial interest of Tenant be transferred, or if the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of Section 0-3 hereof, but rip such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. No assignment of subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

O-5. WAIVER. Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee of sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any suck assignee or sublessee.

O-6. RELEASE. Whenever Landlord conveys its interest in the Parcel, Landlord shall be automatically released from the further performance of covenants on the part of Landlord herein contained, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of, or connected with this Lease after the effective date of said release. The effective date of said release shall be the date the assignee executes an assumption of such an assignment whereby the assignee expressly agrees to assume all Landlord's obligations, duties. responsibilities and liabilities with respect to this Lease. If requested, Tenant shall execute a form of release and such other documentation as may be required to further affect the provision of this Section.

                                   ARTICLE P

                 OFFSET STATEMENT, ATTORNMENT AND SUBORDINATION

P-1. OFFSET STATEMENT. Within ten (10) days after request therefor by Landlord, or, if on any sale, assignment or hypothecation by Landlord of its interest in the Parcel or the Building, an offset statement shall be required from Tenant. Tenant shall deliver. in recordable form, a certificate to any proposed mortgagee or purchaser or to Landlord, certifying (if such be the case) that this Lease is in full force and effect, the date of Tenant's most recent payment of Rent, and that there are no defenses or offsets outstanding, or stating those claimed by Tenant. Tenant's failure to deliver said statement in time shall be conclusive upon Tenant that: (a) this Lease is in full force and effect, without modification accept as may be represented by Landlord, (b) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder, and (c) no more than one Rental Period's Fixed Rent has been paid in advance.

P-2. ATTORNMENT. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust made by the Landlord, its successors or assigns, encumbering the Demised Premises, or any part thereof, or in the event of termination of the ground lease, if any, and if so requested, attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and recognize such purchaser as the Landlord under this Lease.

P-3. SUBORDINATION. The rights of Tenant hereunder shall be at the election of any mortgagee encumbering the Demised Premises, subject and subordinate to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing now or hereafter in force against the Parcel, and to all advances made or hereafter to be made upon the security thereof; provided, however, that, notwithstanding such subordination, so long as the Tent herein is not in default under any of the terms, covenants and conditions of this Lease, neither this Lease nor any of the rights of Tenant hereunder, upon Tenant's covenanting that Tenant is not in default hereunder, shall be terminated or subject to termination by any trustee's sale, by any action to enforce the security, or by any proceeding or action in foreclosure. If requested, Tenant agrees to execute whatever documentation may be required to further affect the provisions of this Section P-3, and hereby irrevocably appoints Landlord the attorney's fact of Tenant to execute in compliance with Section O-3 and deliver any such instrument or instruments for and in the name of the Tenant.

                                   ARTICLE Q

                                     NOTICES

All notices required to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail. return receipt requested, or by personal delivery, to the addresses indicated in Subsection A- I (M) and A- I
(N), or at such other place or places as either Landlord or Tenant may, from time to time, respectively, designate m a written notice given to the other. Notices shall be deemed sufficiently served four (4) days after the date of mailing thereof.

                                   ARTICLE R

                                  MISCELLANEOUS

R-1. WAIVER. No waiver of any default or breach of any covenant by either party hereunder shall be implied from any omission by either party to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver, and then said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition. The consent or approval by either party to or of any act by either party requiring further consent or approval shall not be deemed to waive or render unnecessary their consent or approval to or of any subsequent similar acts.

R-2. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed in accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

R-3. INDIVIDUAL LIABILITY. Anything in this Lease to the contrary notwithstanding, Tenant agrees that the obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Landlord. and Tenant shall look solely to the real estate that is the subject of this Lease subject to prior rights of mortgagee and to no other assets of the Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction.

R-4. ENTIRE AGREEMENT. This Lease sets forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Premises, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than' as are herein set forth. Except, as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord of Tenant unless reduced to writing and signed by them.

R-5. TIME. Time is of the essence hereof.

R-6. SHORT FORM LEASE. Concurrently herewith the parties may, at the option of either party, execute a short form of Lease for recording. This Lease and any such short form of Lease shall be construed together as one instrument. Neither Landlord nor Tenant shall record this Lease nor permit the same to be recorded without the written consent of the other, but shall have the right to record any such short form.

R-7. PROFESSIONAL FEES. Tenant shall reimburse Landlord, upon demand, for any costs or expenses incurred by Landlord in connection with any breach or default of Tenant under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include professional fees such as accountants' fees, appraisers' fees and attorneys' fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if



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

any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, the prevailing party's actual professional fees such as accountants' fees, appraisers' fees and attorneys' fees and costs. Such professional fees and costs shall be paid by the losing party in such action. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant, or by any third party against Tenant, or by or against any person holding any interest under or using the Demised Premises by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceedings under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any suck claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for Landlord's actual professional fees such as accountants' fees, appraisers' fees and attorneys' fees or costs incurred by Landlord in any such claim or action.

R-8. CAPTIONS AND SECTION NUMBERS. The caption, section numbers, article numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

R-9. SEVERABILITY. If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Lease, or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

R-10. APPLICABLE LAW. This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the state in which tile Demised Premises are located.

R-11. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option to Lease, and it is not effective as a Lease or otherwise until execution and delivery by both Landlord and Tenant.

R-12. FINANCIAL STATEMENTS. At any time during the term of the Lease, Tenant shall, upon ten (10) days prior written notice from Landlord, provide Landlord, Landlord's lenders or-any prospective purchaser of tile Building or ]Parcel with a current financial and financial statements for each of the two years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of tenant, shall be audited by an independent certified public accountant.

R-13. SECURITY MEASURES. Tenant acknowledges that Rent payable to Landlord does not include the cost of guard service or other security measures, and the Landlord has no obligation to provide such services or measures. Tenant assumes all responsibility for the security of the Demised Premises and of Tenant, its agents or invitees.

R-14. LENDER'S REQUIREMENTS. Tenant hereby agrees to make any reasonable revisions to this Lease which may be required in good faith by a bona fide construction, interim or permanent lender in connection with the financing of all or any portion of the Building or the Parcel, provided that no such revision shall increase rental due and payable by Tenant under this Lease.

R-15. SECURITY DEPOSIT. Tenant has deposited with Landlord the Security Deposit set forth in Section A-1 (i) above as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay Rent or other charges due hereunder. or otherwise defaults with respect to any provision of this Lease. Landlord may use, apply or retain all or any portion of said Security Deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said Security Deposit, Tenant shall, within ten (10) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore said Security Deposit to the full amount stated m Section A-1 (i) hereinabove. The Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep said Security Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said Security Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or at Landlord's option to the last assignee of any of Tenant's interest hereunder) at the expiration of the Term hereof, and after Tenant has vacated the Demised Premises. If the Fixed Rent shall increase, for any reason, and at any time during the Term of this Lease, Tenant shall thereupon deposit with Landlord an addition to the Security Deposit so that the total Security Deposit held by Landlord shall at all times bear the same proportion to the current Fixed Rent as the original Security Deposit bears to the original Fixed Rent.

R-16. ADMINISTRATIVE CHARGES. Tenant shall pay to Landlord an overall administrative charge of ten percent (10 %) of any charge which Tenant is obligated to pay under this Lease and which Tenant fails to pay after notice from Landlord and which Landlord pays on behalf of Tenant and for which Landlord subsequently bills Tenant.

R-17. GUARANTORS. In consideration of the letting of the Premises in this Lease to Tenant and the payment of One ($1.00) Dollar, the receipt and sufficiency of which is hereby acknowledged, the undersigned guarantor(s) do hereby jointly and severally become surety for the punctual payment of the rent and performance of the covenants in said instrument mentioned, to be paid and performed by the Tenant therein; and if any default shall at any time be made therein, the guarantor(s) do hereby jointly and severally promise and agree to pay unto the Landlord the said rent and arrears thereof that may be due, and fully satisfy the condition of said instrument, and all damages that may occur be reason of the nonfulfillment thereof, without requiring notice or proof of the demand being made. The Landlord shall not be held to strict construction adopted in eases of principal and surety. The surety shall not have the right to claim discharge, or plead by way of defense any extension of time given by the Landlord, failure of the Landlord to give notice of default, receipt by the Landlord of securities from the Tenant, failure of the Landlord to pursue the Tenant and his property with due diligence or to apply other remedies and other


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

securities which may possibly be available to the Landlord by any direct release, unless it be in writing duly authorized and executed.

R-18. LATE PAYMENTS. If Tenant shall fail to pay before tenth (10th) day after such Minimum Rent or Additional Rent is due and payable, Tenant agrees to pay each day after such tenth (10th) day that the rent remains unpaid a charge (the "Late Charge") which shall be the greater of $50.00 per day or 5% of the amount of such unpaid rent divided by 30. The Late Charge shall accrue daily until the unpaid rent (including the Late Charge), is paid. Tenant agrees that such amounts are not a penalty, but are a reasonable amount to reimburse Landlord for the loss of the use of the funds and the additional administrative costs resulting from late payments.

R-19. HOLDING OVER. If Tenant retains possession of the Demised Premises or any part thereof after the termination of this Lease, Tenant shall pay as rent a sum equal to 150% of the amount, including Minimum Rent, additional rent and any other charges hereunder, payable for the month preceding such holding over computed on a daily basis for each day the Tenant remains in possession. In addition thereto, Tenant shall be liable for and shall pay to Landlord, all damages, consequential as well as direct, sustained by reason of Tenant's holding over period. In the event that Tenant remains in possession without executing a new lease, it will be deemed to be occupying the Demised Premises as a Tenant from month-to-month, subject to all the provisions of this Lease to the extent that they can be applicable to a month-to-month tenancy and except as otherwise provided in this section.

R-20. REPRESENTATIONS BY LANDLORD. Except as expressly stated in this Lease, Landlord makes no representations with respect to the Demised Premises or the building and by taking possession of the Demised Premises, Tenant will be deemed to have accepted the Demised Premises in the condition then existing. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land, the Demised Premises, the permissible uses of the Demised Premises, the rent, lease, expenses of operation or any other matter or thing affecting or related to the Demised Premises except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this Lease.

R-21. Landlord hereby discloses to Tenant that the managing partner of Landlord is a licensed real estate broker in the State of Michigan.

R-22. AUTHORITY. If Tenant is a corporation, trust, or general or limited partnership, Tenant shall, prior to the commencement of the Term of the Lease but in no event later than thirty (30) days after execution of this Lease deliver to Landlord satisfactory evidence of the authority of each individual executing this Lease on behalf of such entity.

R-23. LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to enter the Demised Premises at reasonable times with reasonable advance notice for the purpose of inspecting the same, showing the same to prospective purchasers or lenders and making such alterations, repairs, improvements or additions to the Demised Premises as Landlord may deem reasonably necessary a desirable. Landlord may at any time during the last one hundred twenty (120) days of the Term of this Lease place on or about the Demised Premises any ordinary "For Sale" or "For Lease" signs all without rebate of rent or liability to Tenant.

                                   ARTICLE S

                                SUCCESSORS BOUND

This Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and legal representatives and their respective assigns, subject to the provisions hereof. Whenever in this Lease a reference is made to the Landlord, such reference shall be deemed to refer to the person in whom the interest of the Landlord shall be vested, and Landlord shall have no obligation hereunder as to any claim arising after the transfer of its interest in the Parcel. Any successor or assignee of the Tenant who accepts an assignment of or the benefit of this Lease and enters into possession or enjoyment thereunder shall thereby assume and agree to perform and be bound by the covenants and conditions thereof. Nothing herein contained shall be deemed in any manner to give a right of assignment to Tenant without the written consent of Landlord.

IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.



                                        LANDLORD:


___________________________             WARREN TROY INVESTMENTS, a Michigan
(Date of Execution)                     Co-Partnership


___________________________             By:    _____________________________
Witness                                        David G. Miles

                                        Its:   Managing Partner


                                        TENANT:


___________________________             ASSET ACCEPTANCE CORPORATION, a
(Date of Execution)                     Michigan Corporation


___________________________             By:    _____________________________
Witness
                                        Its:   President


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

                                        GUARANTORS:



___________________________             LEE ACCEPTANCE CORPORATION, a Michigan
(Date of Execution)                     Corporation


___________________________             By:    _______________________________
Witness
                                        Its:   _______________________________


                                        FINANCIAL CREDIT CORPORATION, a Michigan
                                        Corporation

                                        By:    _______________________________

                                        Its:   _______________________________


                                        CITY FINANCIAL CORPORATION, a Michigan
                                        Corporation

                                        By:    _______________________________

                                        Its:   _______________________________

RIDER ATTACHED HERETO and made a part hereof of a Lease dated June 1, 1999 between WARREN TROY ASSOCIATES, a Michigan Co-Partnership, as Landlord, and ASSET ACCEPTANCE CORPORATION, a Michigan Corporation, as Tenant covering the premises commonly known as 7027 Miller Rd., Warren, Michigan.

1. OPTION TO RENEW:

So long as Tenant is not in default of the terms and conditions of the Lease herein, Tenant shall have the option of renewing this Lease for an additional five (5) years commencing at the expiration of the original lease term on the same terms and conditions as provided herein, save and except that the Rent for the renewal term shall be as follows:

             Months  61-72             $18,520.00
                     73-84             $18,990.00
                     85-96             $19,460.00
                     97-108            $19,930.00
                     109-120           $20,400.00


Tenant shall notify Landlord in writing one hundred eighty (180) days prior to the expiration of the original term herein of its intent to renew the Lease.

2. Whenever Landlord's consent is required, Landlord agrees to not unreasonably withhold such consent.

LANDLORD:                                          WITNESS:

WARREN TROY INVESTMENTS, a
Michigan Co-Partnership

By:    ___________________________
       David G. Miles                              _____________________________

Its:   Managing Partner



TENANT:

WARREN TROY INVESTMENTS, a
Michigan Co-Partnership

By:    ___________________________
                                                   _____________________________

Its:   ___________________________



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